EXECUTION COPY















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                               FOURTH AMENDMENT TO
                              VISHAY LOAN AGREEMENT


                         DATED AS OF SEPTEMBER 29, 1997

                             COMERICA BANK, AS AGENT

                NATIONSBANK OF NORTH CAROLINA, N.A., AS CO-AGENT
                  BHF-BANK AKTIENGESELLSCHAFT, AS LEAD MANAGER

                    FOURTH AMENDMENT TO VISHAY LOAN AGREEMENT



         THIS FOURTH AMENDMENT ("Fourth Amendment") is made as of this 29th day of September, 1997 by and among Vishay Intertechnology, Inc., a Delaware corporation ("Company"), Comerica Bank, successor by merger to Manufacturers Bank, N.A., formerly known as Manufacturers National Bank of Detroit ("Comerica"), the banks signatory hereto, and Comerica Bank, as agent for the Banks (in such capacity, "Agent").

         RECITALS:

         A. Company, Agent and the banks signatory thereto (herein, the "Banks") entered into that certain Amended and Restated Vishay Intertechnology, Inc. $302,500,000 Revolving Credit and Term Loan Agreement dated as of July 18, 1994 (as amended by that certain First Amendment dated as of June 27, 1995 (herein, the "First Amendment"), and that certain Second Amendment dated as of March 14, 1996 and that certain Third Amendment dated as of June 30, 1997, the "Vishay Loan Agreement") under which the Banks renewed and extended (or committed to extend) credit to the Company and the Permitted Borrowers, as set forth therein.

         B.       In connection therewith,

                  (1) the Banks, Agent and Company entered into that certain Vishay Intertechnology, Inc. Acquisition Loan Agreement dated as of July 18, 1994 (as amended) under which the Banks extended credit to the Company consisting of a Bridge Loan and a Non-Amortizing Term Loan (as therein defined), both such loans having been subsequently repaid;

                  (2) the Banks, Agent and Vishay Beteiligungs GmbH ("VBG"), now known as Vishay Europe GmbH, and formerly known as Draloric Electronic GmbH, entered into that certain Amended and Restated Draloric/VBG Revolving Credit and Term Loan Agreement dated as of July 18, 1994 (as amended by that certain First Amendment to such loan agreement dated as of June 27, 1995, the "DM Loan Agreement") under which the Banks renewed and extended (or committed to extend) to VBG a revolving credit facility (still outstanding) and a term loan (subsequently repaid), as set forth therein; and

                  (3) the Banks, Agent and VBG entered into that certain Amended and Restated Roederstein Term Loan Agreement dated as of July 18, 1994 (as amended by that certain First Amendment to such loan agreement dated as of June 27, 1995, the "Roederstein Loan Agreement") under which the Banks renewed and extended credit (still outstanding) to VBG as set forth therein.

         C.  Pursuant to the Vishay Loan  Agreement,  Company and the  Permitted
Borrowers each issued to the Banks their respective Revolving Credit Notes as specified therein, and Company issued to the Banks the Term Notes and the Bid Notes described therein.

         D. At the Company's request, Agent and the Banks signatory to this Fourth Amendment have agreed with the Company and the Permitted Borrowers to make certain amendments to the terms and conditions of the Vishay Loan Agreement, including without limitation, increasing the Revolving Credit provided by the Banks to the Company and the Permitted Borrowers thereunder by the amount of Indebtedness presently outstanding under the Term Loan made by the Banks to the Company pursuant to Section 3 of the Vishay Loan Agreement in connection with the concurrent repayment (by renewal) by the Company of the Term Loan, but only on the terms and conditions set forth in this Fourth Amendment.

         NOW, THEREFORE, Company, the Permitted Borrowers, Agent and the Banks agree:

         1.       Section 1 of the Vishay Loan Agreement is amended as follows:

               (a) Section 1.6 (the definition of "Activation Fee") is deleted and replaced in its entirety by the word "[Reserved]".

               (b) Section 1.7 (the definition of "Adjusted Total Indebtedness") is amended to delete, from the fourth line thereof, the words "average of the".

               (c) Section 1.15 (the definition of "Applicable Fee Percentage") is amended to delete in its entirety the proviso added to said section by the First Amendment.

               (d) Section 1.17 (the definition of "Applicable Margin") is amended and restated in its entirety, as follows:

                           "1.17 'Applicable  Margin' shall mean, as of any date
                  of determination thereof, (i) with respect to the Revolving Credit and the Term Loan, the applicable interest rate margin, determined by reference to the appropriate columns in the Pricing Matrix attached to this Agreement as Schedule 4.1, and
                  (ii) with respect to Eurocurrency Bid Advances, the Eurocurrency Bid Margin."

                  (e) Section 1.19 (the definition of "Banks") is amended to add PNC Bank, National Association and The Bank of Tokyo-Mitsubishi, Ltd. New York Branch as additional Banks ("Additional Banks") and to delete Credit Suisse and ABN AMRO Bank N.V. New York Branch ("Former Banks") as Banks.

               (f) Section 1.64 (the definition of "Excess Cash Flow") is amended and restated in its entirety, as follows:

                           "1.64 'Excess Cash Flow' shall mean zero,  whether or
                  not the Company's operating activities produce any net cash or otherwise."

                  (g) Section 1.66 (the definition of "Fees") is amended to delete the references to "the Activation Fee" and "the Revolving Credit Commitment Fee".

               (h) Section 1.67 (the definition of "Fixed Charge Coverage Ratio") is amended to replace the words (in the second and third lines thereof), "the Operating Income of the Company, plus depreciation and amortization, each" with the term "EBITDA".

               (i) Sections 1.121 through 1.123 (the definitions of "Rating Levels 1, 2 and 3") are amended and restated in their entirety, as follows:

                    "1.121.  'Rating Level 1' shall mean an S&P rating of A- (or higher) and a Moody's rating of A3 (or higher).

                    "1.122.  'Rating  Level 2' shall  mean an S&P rating of BBB+
               (or higher) and a Moody's rating of Baa1 (or higher).

                    "1.123. 'Rating Level 3' shall mean an S&P rating of BBB (or higher) and a Moody's rating of Baa2 (or higher)."

               (j) Section 1.130 (the definition of "Revolving Credit") is amended and restated in its entirety as follows:

                    "1.130  'Revolving  Credit' shall mean the revolving  credit loan to be advanced to the Company or the Permitted Borrowers by the Banks pursuant to Section 2.1 hereof, in an aggregate amount, subject to the terms hereof, not to exceed the Revolving Credit Aggregate Commitment."

               (k) Section 1.131 (the definition of "Revolving Credit Aggregate Commitment") is amended and restated in its entirety as follows:

                    "1.131 'Revolving  Credit Aggregate  Commitment' shall mean, as of the applicable date of determination, the sum of Four Hundred Seventy Million Dollars ($470,000,000), less any reductions in the Revolving Credit Aggregate Commitment under
               Section 2.16 hereof.

               (l) Sections 1.132 (the definition of "Revolving Credit Commitment Fee") and 1.133 (the definition of "Revolving Credit Designated Portion") are deleted in their entirety and replaced with the word "[Reserved]."

               (m) Section 1.135 (the definition of "Revolving Credit Maturity Date") is amended to extend the Revolving Credit Maturity Date presently in effect from December 31, 2001 to December 31, 2002 and to change the reference to "Revolving Credit Maximum Amount" (in the fourth line thereof) to "Revolving Credit Aggregate Commitment".

               (n) Section 1.136 (the definition of "Revolving Credit Maximum Amount") is deleted in its entirety and replaced with the word "[Reserved]."

          2. Section 2 of the Vishay Loan Agreement is amended as follows:

               (a) Section 2.14  (establishing  the Revolving Credit  Commitment
          Fee)  is  deleted  in  its  entirety   and  replaced   with  the  word
          "[Reserved]".

               (b) Section 2.15 is amended to delete clause (i) of  subparagraph
          (a) and to redesignate clauses (ii) and (iii) of subparagraph (a) as clauses (i) and (ii), respectively.

               (c) Section 2.16 is amended to change each reference in said Section to the "Revolving Credit Maximum Amount" to the "Revolving Credit Aggregate Commitment", to change the reference to the "Revolving Credit Commitment Fee" (in the tenth and eleventh lines thereof) to the "Revolving Credit Facility Fee" and to delete the last sentence of said Section 2.16 in its entirety.

               (d) Sections 2.17 and 2.18 are deleted in their entirety and, in each case, replaced with the word "[Reserved]."

         3. Replacement Schedule 4.1 (Pricing Matrix) attached to this Fourth Amendment shall replace existing Schedule 4.1 to the Vishay Loan Agreement and
Schedule 4.1A (added to the Vishay Loan Agreement by the First Amendment) is hereby deleted; new Exhibit "G" in the form attached to this Fourth Amendment (setting forth the applicable Percentages) shall replace existing Exhibit "G" to the Vishay Loan Agreement; and the existing Schedules to the Vishay Loan Agreement are hereby restated and replaced in their entirety by the Schedules contained in Attachment "1" hereto.

         4. Company and each of the Permitted Borrowers ratify and confirm, as of the date hereof, each of the representations and warranties set forth in Sections 6.1 through 6.21, inclusive, of the Vishay Loan Agreement (as amended by this Fourth Amendment), and acknowledge that such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Vishay Loan Agreement, and Agent and the Banks confirm that, as of the Effective Date (defined below), the Term Loan under Section 3 of the Vishay Loan Agreement has been paid by renewal according to the terms hereof.

         5. Except as specifically set forth above, this Fourth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Vishay Loan Agreement, any of the Notes issued thereunder, or any of the other Loan Documents, or to constitute a waiver by Banks or Agent of any right or remedy under the Vishay Loan Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

         6. This Fourth Amendment shall become effective as of September 30, 1997 (the "Effective Date"), subject to the satisfaction by Company and each of the Permitted Borrowers of the following conditions (which Company covenants and agrees to satisfy) on or before such date:

               (a) Agent shall have received counterpart originals of this Fourth Amendment, duly executed and delivered by Company, Permitted Borrowers and the Banks, and in form satisfactory to Agent and the Banks;

               (b) Company and each of the Permitted Borrowers (with respect to the Revolving Credit) and Company (with respect to the Bid Notes) shall have executed and delivered to each of the Banks renewal and replacement Notes substantially in the forms of Exhibit B-1, B-2 and C-4 to the Vishay Loan Agreement, as applicable, each of such Notes to be dated as of the Effective Date (with appropriate insertions acceptable to the Banks in form and substance) and (i) in the case of the Revolving Credit, in the face amount of each Bank's respective Percentage of the Revolving Credit Aggregate Commitment, reflecting the increase which is to become effective on the Effective Date of this Fourth Amendment and the aforesaid changes in the Percentages and
          (ii) in the case of the Bid Notes, in the full amount of the Revolving Credit Aggregate Commitment, reflecting such increase and the aforesaid changes in the Percentages. Upon receipt of the renewal and replacement Notes ("New Notes"), as aforesaid (which New Notes are to be in exchange for and not in payment of the predecessor Revolving Credit Notes, Bid Notes and the Term Notes issued by Company and the Revolving Credit Notes issued by the Permitted Borrowers), the Banks (other than the Additional Banks) shall return such predecessor Notes to Agent which shall stamp such Notes "Exchanged" and deliver said notes to the Company;

               (c) Agent shall have received from Company and the Permitted Borrowers, as applicable, copies, certified by a duly authorized officer to be true and complete as of the date hereof, of records of all action taken by Company and the Permitted Borrowers, as the case may be, to authorize the execution and delivery of this Fourth Amendment and to issue replacement Notes hereunder;

               (d) Agent shall have received a written legal opinion, addressed to Agent and each of the Banks and dated as of the date hereof, from counsel for Company and the Permitted Borrowers in form and substance satisfactory to Agent and the Banks;

               (e) Company shall have paid to Agent, for distribution to the Banks (excluding the Additional Banks, but including the Former Banks) pro rata based on the Percentages in effect immediately prior to the Effective Date, the Fees in effect under the Vishay Loan Agreement prior to the date on which this Fourth Amendment shall become effective, accrued to such date; and

               (f) The conditions to the effectiveness of that certain Second Amendment to the DM Loan Agreement and the Roederstein Loan Agreement, to be executed and delivered concurrently herewith, shall have been satisfied.

If the foregoing conditions have not been satisfied on or before September 30, 1997, this Fourth Amendment shall be deemed null and void and of no further force and effect.

         7. Concurrently with the Effective Date of this Fourth Amendment pursuant to Section 6 hereof,

                  (a) each Additional Bank shall become a "Bank" under and for all purposes of the Credit Agreement, shall have all the rights and obligations of a party to the Vishay Loan Agreement, as if it were an original signatory thereto, and shall agree to be bound by the terms and conditions set forth in the Vishay Loan Agreement as if it were an original signatory thereto, and to the extent the Banks parties to the Vishay Loan Agreement prior to the Effective Date hereof shall have exercised any consent or approval rights prior to Effective Date, such Additional Bank agrees to be bound by such consent or approval, to the extent that copies thereof have been provided to such additional Bank; and

               (b) each Bank (including the Additional Banks) shall have (i) a Percentage equal to the Percentage set forth in new Exhibit G hereto and (ii) Advances of the Revolving Credit in its Percentage thereof outstanding on the Effective Date. To facilitate the foregoing, each Bank (including the Additional Banks) which as a result of the adjustments of Percentages evidenced by new Exhibit G is to have a greater principal amount of Advances of the Revolving Credit outstanding than such Bank had outstanding under the Vishay Loan Agreement immediately prior to the Effective Date of this Fourth
          Amendment shall deliver to the Agent immediately available funds to cover such Advances (and the Agent shall, to the extent of the funds so received, disburse funds to each Bank, including the Former Banks, which, as a result of the adjustment of the Percentages, is to have a lesser principal amount of Indebtedness (or no Indebtedness in the case of the Former Banks) outstanding than such Bank had under the Vishay Loan Agreement immediately prior to the Effective Date of the Fourth Amendment). Each Additional Bank agrees that all interest and fees accrued under the Vishay Loan Agreement prior to the Effective
          Date are the property of the Banks which were parties to the Vishay Loan Agreement prior to the Effective Date of this Fourth Amendment.

         8. Unless otherwise expressly defined to the contrary herein, all capitalized terms used in this Fourth Amendment shall have the meaning set forth in the Vishay Loan Agreement.

         9. By executing this Fourth Amendment, each of the Permitted Borrowers consents to and acknowledges and agrees to be bound by the terms and conditions of this Fourth Amendment.

         10. This Fourth Amendment may be executed in counterpart, in accordance with Section 13.10 of the Vishay Loan Agreement.

         IN WITNESS WHEREOF, Company, the undersigned Banks and Agent have each caused this Fourth Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMPANY:                               AGENT:

VISHAY INTERTECHNOLOGY, INC.           COMERICA BANK, as Agent



By: /s/ Richard N. Grubb              By: /s/ Dan M. Roman
   -------------------------              ------------------------
   Richard N. Grubb                       Dan M. Roman

Its: Executive Vice President          Its:  Vice President
63 Lincoln Highway                     One Detroit Center
Malvern, Pennsylvania 19355            500 Woodward Avenue
                                       Detroit, Michigan 48226
                                       Attention: National Division



                                       NATIONSBANK OF NORTH
                                         CAROLINA, N.A.



                                       By: /s/ Yousef Omar
                                       -------------------
                                       Yousef Omar

                                       Its: Senior Vice President


                                       BHF-BANK AKTIENGESELLSCHAFT


                                       By: /s/ Linda Pace
                                          -------------------------
                                           Linda Pace

                                       Its: Vice President


                                       By: /s/ John Sykes
                                          -------------------------
                                           John Sykes

                                       Its: Vice President

                                       BANK HAPOALIM B.M.


                                       By: /s/ Carl Kopfinger
                                          -------------------------
                                          Carl Kopfinger

                                       Its:  Vice President


                                       By: /s/ Jonathan Kulka
                                          -------------------------
                                          Jonathan Kulka

                                       Its:  First Vice President


                                       SIGNET BANK/MARYLAND

                                       By: /s/ Janice E. Godwin
                                           -------------------------
                                           Janice E. Godwin

                                       Its:  Vice President


                                       CORESTATES BANK, N.A.

                                       By:/s/ Kathleen Stucy
                                          -------------------------
                                          Kathleen Stucy

                                       Its:  Senior Vice President

                                       BANK LEUMI le-ISRAEL B.M.

                                       By: /s/ Y. Apleker
                                          -------------------------
                                          Y. Apleker

                                          /s/ M. Fink
                                          -------------------------
                                          M. Fink

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:/s/ Gary Tyrrell
                                          -------------------------
                                          Gary Tyrrell

                                       Its:  Vice President



                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By: /s/ Scott Chappelka
                                          -------------------------
                                          Scott Chappelka

                                       Its:  Vice President


                                       THE BANK OF TOKYO-MITSUBISHI,
                                       LTD. NEW YORK BRANCH



                                       By: /s/ Christopher Wilkens
                                          -------------------------
                                          Christopher Wilkens

                                       Its:  Attorney-In-Fact

                                       FLEET NATIONAL BANK, formerly known
                                       as SHAWMUT BANK, N.A.


                                       By: /s/ Frank Benesh III
                                          -------------------------
                                          Frank Benesh III


                                       Its:  Vice President




ACKNOWLEDGED AND AGREED
BY THE PERMITTED BORROWERS:

VISHAY EUROPE GmbH



By:/s/ Richard N. Grubb
   --------------------------------
   Richard N. Grubb

Its:  Attorney-in-Fact


VISHAY ELECTRONIC GmbH,
formerly known as DRALORIC ELECTRONIC GmbH


By: /s/ Richard N. Grubb
   --------------------------------
   Richard N. Grubb

Its:  Attorney-in-Fact

                                   EXHIBIT "G"
                  to Fourth Amendment to Vishay Loan Agreement


                                   Percentages


Comerica Bank                                                             16.67%

NationsBank of North Carolina, N.A.                                       15.75%

CoreStates Bank                                                           12.50%

BHF-Bank Aktiengesellschaft                                                9.68%

Bank Hapoalim, B.M.                                                        8.33%

Credit Lyonnais New York Branch                                            8.33%

Fleet National Bank                                                        7.49%

Bank Leumi le-Israel, B.M.                                                 6.00%

Signet Bank/Maryland                                                       5.25%

Bank of Tokyo-Mitsubishi                                                   5.00%

PNC Bank                                                                   5.00%


                                                          Total          100.00%


==========================================================================================================================
                                              SCHEDULE 4.1 (VISHAY LOAN AGREEMENT)


                                         PRICING MATRIX (DETERMINATION OF PRICING LEVELS)

--------------------------------------------------------------------------------------------------------------------------
                                                     APPLICABLE MARGIN FOR
                                                           ADVANCES                     APPLICABLE FEE PERCENTAGE FOR
                                                    OF THE REVOLVING CREDIT
------------------------------------------------------------------------------------


                                               Prime-based         Eurocurrency-        Revolving Credit Facility Fee
                                                  Rate              based Rate
==========================================================================================================================
If Leverage Ratio is less than 1.25:1.0
OR
If Rating Level 1 is in effect                    0.00%                .165%                        .085%
--------------------------------------------------------------------------------------------------------------------------
If Leverage Ratio is greater than or
equal to 1.25:1.0, but less than
2.0:1.0                                           0.00%                .20%                          .10%
OR
If Rating Level 2 is in effect
--------------------------------------------------------------------------------------------------------------------------
If Leverage Ratio is greater than or
equal to 2.0:1.0, but less than 2.75:1.0
OR                                                0.00%                .25%                         .125%
--
If Rating Level 3 is in effect
--------------------------------------------------------------------------------------------------------------------------
If Leverage Ratio is greater than or
equal to 2.75
OR                                                0.00%                .30%                         .180%
--
If Rating Level 4 is in effect
==========================================================================================================================